COLUMBIA FUNDS SERIES TRUST

COLUMBIA LARGE CAP VALUE FUND

(the “Fund”)

Supplement dated August 17, 2010 to the

Class Y Prospectus

The table in the section of the Prospectus entitled “Hypothetical Fees and Expenses” is deleted and replaced in its entirety with the following:

Columbia Large Cap Value Fund - Class Y Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.72%	4.28%	$10,428.00	$73.54
2	10.25%	0.72%	8.74%	$10,874.32	$76.69
3	15.76%	0.72%	13.40%	$11,339.74	$79.97
4	21.55%	0.72%	18.25%	$11,825.08	$83.39
5	27.63%	0.72%	23.31%	$12,331.19	$86.96
6	34.01%	0.72%	28.59%	$12,858.97	$90.68
7	40.71%	0.72%	34.09%	$13,409.33	$94.57
8	47.75%	0.72%	39.83%	$13,983.25	$98.61
9	55.13%	0.72%	45.82%	$14,581.74	$102.83
10	62.89%	0.72%	52.06%	$15,205.83	$107.24

Total Gain After Fees and Expenses				$5,205.83

Total Annual Fees and Expenses Paid					$894.48

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Shareholders should retain this Supplement for future reference.

C-1214-1 A (8/10)